                                                                   Exhibit 99(I)

NEWS RELEASE
TO BUSINESS EDITOR:

         COMM BANCORP, INC. REPORTS THIRD QUARTER 2006 EARNINGS INCREASE

     Clarks Summit, PA, October 16/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported a $245 thousand or 17.8% increase in third quarter earnings to $1,625 thousand or $0.87 per share in 2006 compared to $1,380 thousand or $0.74 per share in 2005. Year-to-date earnings totaled $4,750 thousand or $2.56 per share in 2006, an $870 thousand or 22.4% increase from $3,880 thousand or $2.08 per share in 2005.

     For the three months and nine months ended September 30, 2006, return on average assets equaled 1.20% and 1.17%, compared to 1.02% and 0.97% for the same periods of 2005. Return on average equity was 12.24% for the third quarter and 12.33% year-to-date 2006. For 2005, return on average equity was 11.10% for the third quarter and 10.69% year-to-date.

     "Growth in net interest income continued to be the primary cause for our record third quarter and year-to-date earnings," stated William F. Farber, Sr., President and Chief Executive Officer. "Despite a very challenging interest rate environment, our net interest spread widened for the seventh consecutive quarter, due largely to our well-positioned balance sheet. However, interest rates appear to be stabilizing, which may pose a greater risk to earnings. Management is diligent in monitoring this interest rate risk and modifying the balance sheet structure accordingly," commented Farber. "Improved operating efficiency also played a positive role with regard to our earnings performance. In addition, to managing interest rate risk, we continuously seek greater operating efficiency. During the third quarter, we began upgrading our retail operations to a new, state-of-the-art teller platform. This platform, in addition to being compliant with recently enacted banking laws, will greatly reduce transaction processing time and cost," Farber concluded.

HIGHLIGHTS

     -    Year-to-date earnings increased 22%.

     -    Net interest margin widened 10 basis points compared to prior quarter.

     -    Year-to-date efficiency improved 6%.

     -    Asset quality improved 29% from one year ago.

INCOME STATEMENT REVIEW

     For the nine months ended September 30, tax-equivalent net interest income rose $2.0 million or 13.8% to $16.5 million in 2006 from $14.5 million in 2005. Favorably affecting net interest income was a 16.9% increase in tax-equivalent interest revenue, partially offsetting the higher revenue was a 24.2% increase in interest expense. Year-to-date tax-equivalent interest revenue rose $3.7 million, due primarily to an 85 basis point increase in the yield on earning assets. Loan yields rose 77 basis points to 6.97%, while the yield on the investment portfolio increased 79 basis points to 5.09%. Also favorably impacting interest revenue was a $10.2 million increase in average earning assets. Average loan growth of $26.6 million was partially reduced by a decline of $16.4 million in average investments and federal funds sold. The increase in interest expense was due largely to a 54 basis point increase in the cost of funds. Funding costs were impacted by increases in short-term interest rates as well as a shift from lower-costing savings accounts to certificates of deposit offering promotional rates. For the nine months ended September 30, the tax-equivalent net interest margin widened 43 basis points to 4.26% in 2006 compared to 3.83% in 2005. Furthermore, the net interest margin for the third quarter rose 10 basis points in comparison to the previous quarter.

     For the three months and nine months ended September 30, 2006, the provision for loan losses amounted to $270 thousand and $675 thousand. For the comparable periods of 2005, the provision for loan losses was $161 thousand and $619 thousand.

     Year-to-date noninterest revenue totaled $2,569 thousand in 2006 compared to $3,043 thousand in 2005. Included in noninterest revenue in 2005 was a $235 thousand gain on the sale of the merchant services portfolio. Service charges, fees and commissions decreased $18 thousand, while a cooling in the housing market led to a reduction in gains on the sale of residential mortgages of $221 thousand or 55.7%. For the third quarter, noninterest revenue decreased $7 thousand to $858 thousand in 2006, from $865 thousand in 2005.

     Noninterest expense for the nine months ended September 30, 2006, decreased $18 thousand compared to the same period of 2005. Higher personnel costs were more than offset by reductions in occupancy and equipment costs and other expenses. Year-to-date operating efficiency improved dramatically as evidenced by a reduction in the operating efficiency ratio to 61.9% in 2006 compared to 67.2% in 2005. For the third quarter, noninterest expense increased $127 thousand or 3.5% due, for the most part, to a $125 thousand or 7.0% increase in personnel costs. The increase was principally due to normal merit raises and a rise in health care costs.

BALANCE SHEET REVIEW

     Total assets increased $10.5 million to $549.0 million at September 30, 2006, from $538.5 million at the previous quarter-end. Loans, net of unearned income, grew $9.6 million to $426.9 million at the close of the third quarter. Loan growth was funded predominantly by deposit-gathering, as total deposits increased $9.0 million to $492.8 million at September 30, 2006. The deposit growth resulted largely from our deposit relationships with area school districts. These relationships are cyclical in nature as real estate tax payments are generally due at the end of the third quarter. Due to the relatively flat yield curve, the investment portfolio continued to play a less significant role in our earning assets mix. Available-for-sale investment securities decreased $3.0 million from the end of the second quarter. Federal funds sold outstanding at September 30, 2006, were $8.5 million compared to $6.1 million at June 30, 2006.

     Stockholders' equity totaled $53.3 million or $28.74 per share at September 30, 2006, an increase of $1.8 million from $51.5 million or $27.80 per share at June 30, 2006, and $3.6 million from $49.7 million or $26.86 per share at December 31, 2005. Net income was the predominant factor leading to the capital improvement. Year-to-date dividends declared increased 8.7% to $0.75 per share in 2006 compared to $0.69 per share in 2005. For the nine months ended September 30, 2006, there were 2,400 shares of common stock repurchased at an average price of $41.64 per share.

     Asset quality improved considerably as evidenced by a 28.8% reduction in nonperforming assets from one year ago and a 10.6% reduction from the end of the prior quarter. As a percentage of loans, net of unearned income, nonperforming assets equaled 0.78% at the end of the third quarter compared to 0.90% at June 30, 2006, and 1.08% at December 31, 2005. The improvement from the previous quarter-end resulted from reductions in nonaccrual loans and foreclosed assets.

     The allowance for loan losses equaled $4.5 million at September 30, 2006, compared to $4.1 million at September 30, 2005. The allowance for loan losses equaled 1.04% of loans, net of unearned income and covered 133.3% of nonperforming assets at the end of the third quarter of 2006, compared to 1.04% of loans, net of unearned income and 86.7% of nonperforming assets one year earlier. Net loans charged-off decreased $61 thousand or 14.8% to $350 thousand for the nine months ended September 30, 2006, from $411 thousand for the same period of last year.

     Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community-banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Sept. 30,    June 30,     March 31,    Dec. 31,     Sept. 30,
                                             2006         2006         2006         2005         2005
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:

Per share data:
Net income                                $     0.87   $     0.85   $     0.84   $     0.72   $     0.74
Cash dividends declared                   $     0.25   $     0.25   $     0.25   $     0.23   $     0.23
Book value                                $    28.74   $    27.80   $    27.30   $    26.86   $    26.50
Tangible book value                       $    28.55   $    27.62   $    27.11   $    26.67   $    26.27

Market value:
   High                                   $    43.50   $    44.50   $    44.45   $    41.99   $    43.16
   Low                                    $    38.00   $    39.94   $    41.00   $    36.45   $    39.25
   Closing                                $    40.75   $    43.04   $    42.08   $    41.80   $    39.45
Market capitalization                     $   75,515   $   79,759   $   77,924   $   77,336   $   73,313
Common shares outstanding                  1,853,137    1,853,131    1,851,816    1,850,154    1,858,370

Selected ratios:
Return on average stockholders' equity         12.24%       12.30%       12.47%       10.65%       11.10%
Return on average assets                        1.20%        1.16%        1.16%        0.98%        1.02%
Leverage ratio                                  9.57%        9.34%        9.13%        9.04%        8.95%
Efficiency ratio                               60.89%       62.49%       62.29%       67.56%       65.44%
Nonperforming assets to loans, net              0.78%        0.90%        0.95%        1.08%        1.20%
Net charge-offs to average loans, net           0.10%        0.08%        0.15%        0.10%        0.13%
Allowance for loan losses to loans, net         1.04%        1.03%        0.98%        1.06%        1.04%
Earning assets yield (FTE)                      6.85%        6.64%        6.39%        6.13%        5.92%
Cost of funds                                   3.10%        2.93%        2.78%        2.60%        2.45%
Net interest spread (FTE)                       3.75%        3.71%        3.61%        3.53%        3.47%
Net interest margin (FTE)                       4.38%        4.28%        4.12%        4.03%        3.95%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Sept. 30,    Sept. 30,
Nine Months Ended                            2006         2005
-----------------                         ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                $   20,190   $   16,864
   Tax-exempt                                  1,228        1,014
Interest and dividends on investment
   securities available-for-sale:
   Taxable                                     1,596        1,523
   Tax-exempt                                  1,124        1,168
   Dividends                                      50           32
Interest on federal funds sold                   209          158
      Total interest income                   24,397       20,759

Interest expense:
Interest on deposits                           9,008        7,265
Interest on borrowed funds                       144          106
      Total interest expense                   9,152        7,371
      Net interest income                     15,245       13,388
Provision for loan losses                        675          619
      Net interest income after
         provision for loan losses            14,570       12,769

Noninterest income:
Service charges, fees and commissions          2,393        2,411
Net gains on sale of loans                       176          397
Net gains on sale of merchant services                        235
      Total noninterest income                 2,569        3,043

Noninterest expense:
Salaries and employee benefits expense         5,611        5,416
Net occupancy and equipment expense            1,772        1,810
Other expenses                                 3,639        3,814
      Total noninterest expense               11,022       11,040
Income before income taxes                     6,117        4,772
Provision for income tax expense               1,367          892
      Net income                          $    4,750   $    3,880

Other comprehensive income (loss):
Unrealized gains (losses) on investment
   securities available-for-sale          $      129   $     (645)
Income tax expense (benefit) related to
   other comprehensive income (loss)              44         (219)
      Other comprehensive income
         (loss), net of income taxes              85         (426)
      Comprehensive income                $    4,835   $    3,454

Per share data:
Net income                                $     2.56   $     2.08
Cash dividends declared                   $     0.75   $     0.69
Average common shares outstanding          1,853,227    1,863,442

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Sept. 30,    June 30,     March 31,    Dec. 31,     Sept. 30,
Three months ended                           2006         2006         2006         2005         2005
------------------                        ----------   ----------   ----------   ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                $    7,133   $    6,733   $    6,324   $    6,121   $    5,809
   Tax-exempt                                    352          446          430          315          337
Interest and dividends on investment
   securities available-for-sale:
   Taxable                                       490          503          603          637          493
   Tax-exempt                                    368          377          379          389          396
   Dividends                                      14           25           11            9           10
Interest on federal funds sold                   136           67            6          129          144
      Total interest income                    8,493        8,151        7,753        7,600        7,189

Interest expense:
Interest on deposits                           3,197        2,991        2,820        2,732        2,522
Interest on borrowed funds                        60           84
      Total interest expense                   3,197        3,051        2,904        2,732        2,522
      Net interest income                      5,296        5,100        4,849        4,868        4,667
Provision for loan losses                        270          225          180          163          161
      Net interest income after
         provision for loan losses             5,026        4,875        4,669        4,705        4,506

Noninterest income:
Service charges, fees and commissions            795          810          788          751          746
Net gains on sale of loans                        63           41           72           90          119
      Total noninterest income                   858          851          860          841          865

Noninterest expense:
Salaries and employee benefits expense         1,903        1,918        1,790        1,818        1,778
Net occupancy and equipment expense              571          596          605          552          588
Other expenses                                 1,273        1,205        1,161        1,487        1,254
      Total noninterest expense                3,747        3,719        3,556        3,857        3,620
Income before income taxes                     2,137        2,007        1,973        1,689        1,751
Provision for income tax expense                 512          432          423          359          371
      Net income                          $    1,625   $    1,575   $    1,550   $    1,330   $    1,380

Other comprehensive income (loss):
Unrealized gains (losses) on investment
   securities available-for-sale          $      868   $     (289)  $     (450)  $     (226)  $     (721)
Income tax expense (benefit) related to
   other comprehensive income (loss)             295          (98)        (153)         (77)        (245)
      Other comprehensive income
         (loss), net of income taxes             573         (191)        (297)        (149)        (476)
Comprehensive income                      $    2,198   $    1,384   $    1,253   $    1,181   $      904

Per share data:
Net income                                $     0.87   $     0.85   $     0.84   $     0.72   $     0.74
Cash dividends declared                   $     0.25   $     0.25   $     0.25   $     0.23   $     0.23
Average common shares outstanding          1,854,598    1,853,235    1,851,816    1,852,021    1,861,053

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

Three months ended                         Sept. 30, 2006   June 30, 2006   March 31, 2006   Dec. 31, 2005   Sept. 30, 2005
------------------                         --------------   -------------   --------------   -------------   --------------
Net interest income:
Interest income
Loans, net:
   Taxable                                     $7,134           $6,733          $6,324           $6,121          $5,809
   Tax-exempt                                     534              676             651              478             510
      Total loans, net                          7,668            7,409           6,975            6,599           6,319
Investments:
   Taxable                                        504              528             614              646             503
   Tax-exempt                                     558              571             574              589             600
      Total investments                         1,062            1,099           1,188            1,235           1,103
Federal funds sold                                135               67               6              129             144
      Total interest income                     8,865            8,575           8,169            7,963           7,566
Interest expense:
   Deposits                                     3,197            2,991           2,820            2,732           2,522
   Borrowed funds                                                   60              84
      Total interest expense                    3,197            3,051           2,904            2,732           2,522
      Net interest income                      $5,668           $5,524          $5,265           $5,231          $5,044

Loans, net:
   Taxable                                       7.23%            7.05%           6.85%            6.69%           6.44%
   Tax-exempt                                    6.40%            6.11%           6.07%            5.65%           5.81%
      Total loans, net                           7.17%            6.96%           6.77%            6.60%           6.38%
Investments:
   Taxable                                       4.08%            3.90%           3.64%            3.49%           3.04%
   Tax-exempt                                    7.44%            7.38%           7.41%            7.29%           7.42%
      Total investments                          5.35%            5.17%           4.82%            4.64%           4.48%
Federal funds sold                               5.28%            5.07%           3.63%            3.97%           3.45%
      Total earning assets                       6.85%            6.64%           6.39%            6.13%           5.92%
Interest expense:
   Deposits                                      3.10%            2.90%           2.75%            2.60%           2.45%
   Borrowed funds                                                 5.06%           4.62%
      Total interest-bearing liabilities         3.10%            2.93%           2.78%            2.60%           2.45%
      Net interest spread                        3.75%            3.71%           3.61%            3.53%           3.47%
      Net interest margin                        4.38%            4.28%           4.12%            4.03%           3.95%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

At period end                              Sept. 30, 2006   June 30, 2006   March 31, 2006   Dec. 31, 2005   Sept. 30, 2005
-------------                              --------------   -------------   --------------   -------------   --------------
Assets:
Cash and due from banks                       $ 17,778         $ 15,606        $ 12,435         $ 23,403        $ 13,662
Federal funds sold                               8,450            6,100                           12,000          22,700
Investment securities available-for-sale        80,810           83,823          90,924          104,965          98,756
Loans held for sale, net                         1,849            2,351           2,513            1,934           3,538
Loans, net of unearned income                  426,867          417,317         423,830          388,603         389,606
Less: Allowance for loan losses                  4,453            4,294           4,151            4,128           4,067
Net loans                                      422,414          413,023         419,679          384,475         385,539
Premises and equipment, net                     11,047           11,085          11,063           11,003          11,271
Accrued interest receivable                      3,219            2,900           2,861            2,487           2,576
Other assets                                     3,473            3,599           3,859            3,310           3,448
      Total Assets                            $549,040         $538,487        $543,334         $543,577        $541,490

Liabilities:
Deposits:
   Noninterest-bearing                        $ 73,713         $ 75,158        $ 66,350         $ 75,428        $ 70,989
   Interest-bearing                            419,102          408,689         413,209          415,937         419,095
      Total deposits                           492,815          483,847         479,559          491,365         490,084
Borrowed funds                                                                   10,650
Accrued interest payable                         1,136            1,052           1,032            1,024           1,059
Other liabilities                                1,830            2,064           1,546            1,499           1,106
      Total liabilities                        495,781          486,963         492,787          493,888         492,249

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,853,137;
   1,853,131; 1,851,816; 1,850,154;
   1,858,370                                       612              612             611              611             613
Capital surplus                                  7,085            7,012           6,937            6,869           6,831
Retained earnings                               44,518           43,429          42,337           41,250          40,689
Accumulated other comprehensive income           1,044              471             662              959           1,108
      Total stockholders' equity                53,259           51,524          50,547           49,689          49,241
      Total liabilities and
         stockholders' equity                 $549,040         $538,487        $543,334         $543,577        $541,490

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Average quarterly balances                 Sept. 30, 2006   June 30, 2006   March 31, 2006   Dec. 31, 2005   Sept. 30, 2005
--------------------------                 --------------   -------------   --------------   -------------   --------------
Assets:
Loans, net:
   Taxable                                    $391,235         $382,814        $374,452         $363,035        $357,980
   Tax-exempt                                   33,129           44,366          43,507           33,558          34,801
      Total loans, net                         424,364          427,180         417,959          396,593         392,781
Investments:
   Taxable                                      49,011           54,279          68,482           73,470          65,641
   Tax-exempt                                   29,762           31,015          31,413           32,047          32,072
      Total investments                         78,773           85,294          99,895          105,517          97,713
Federal funds sold                              10,142            5,296             670           12,878          16,566
      Total earning assets                     513,279          517,770         518,524          514,988         507,060
Other assets                                    26,129           25,614          23,601           26,190          27,154
      Total assets                            $539,408         $543,384        $542,125         $541,178        $534,214

Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                           $409,575         $413,157        $415,556         $416,910        $408,182
   Noninterest-bearing                          74,542           71,713          66,601           72,840          74,849
      Total deposits                           484,117          484,870         482,157          489,750         483,031
Borrowed funds                                                    4,758           7,374
Other liabilities                                2,600            2,416           2,189            1,880           1,864
      Total liabilities                        486,717          492,044         491,720          491,630         484,895
Stockholders' equity                            52,691           51,340          50,405           49,548          49,319
      Total liabilities and
         stockholders' equity                 $539,408         $543,384        $542,125         $541,178        $534,214

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

At quarter end                             Sept. 30, 2006   June 30, 2006   March 31, 2006   Dec. 31, 2005   Sept. 30, 2005
--------------                             --------------   -------------   --------------   -------------   --------------
Nonperforming assets:
   Nonaccrual/restructured loans               $2,653           $3,006          $2,804           $3,303          $3,118
   Accruing loans past due 90 days or
      more                                        603              571             794              546           1,128
   Foreclosed assets                               84              158             410              363             443
Total nonperforming assets                     $3,340           $3,735          $4,008           $4,212          $4,689

Three months ended

Allowance for loan losses:
Beginning balance                              $4,294           $4,151          $4,128           $4,067          $4,037
Charge-offs                                       170              102             181              114             151
Recoveries                                         59               20              24               12              20
Provision for loan losses                         270              225             180              163             161
Ending balance                                 $4,453           $4,294          $4,151           $4,128          $4,067

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.